UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2022

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon 97210-1818
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2022, Schmitt Industries, Inc. (“Schmitt” or the “Company”) entered into a Real Estate Purchase and Sale Agreement (the “Sale Agreement”), whereby Tofte Farms, LLC (“Tofte”) agreed to purchase the 2765 NW Nicolai Street, Portland, Oregon property (the “Property”) of Schmitt for a purchase price of $3,500,000. Tofte agreed to deposit $50,000 into an escrow account within three business days of the Sale Agreement.

The Sale Agreement contains customary closing conditions and representations, and remains subject to completion of due diligence by Tofte, which due diligence is to be completed on or before the date that is 45 days following the later of (a) the execution of the Sale Agreement or (b) delivery of closing documents to Tofte.

Subject to the due diligence review by Tofte pursuant to the Sale Agreement, it is expected that the sale will close on or before July 15, 2022.

The foregoing description of the Sale Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Sale Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K incorporated by reference herein.

Item 8.01	Other Events.

On June 7, 2022, Schmitt issued a press release in connection with the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Special Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements in this Form 8-K. In addition, please refer to the risk factors contained in our periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended May 31, 2021 and our Quarterly Report on Form 10-Q for the three months ended February 28, 2022, available at www.sec.gov, under the caption Risk Factors and elsewhere. We do not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Real Estate Purchase and Sale Agreement, dated June 2, 2022, between Schmitt Industries, Inc. and Tofte Farms, LLC.*

99.1	Press Release of Schmitt Industries, Inc., issued on June 7, 2022, entitled “Schmitt Industries Enters Into Sale Agreement For Nicolai Street Property.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted schedules and similar attachments to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

June 7, 2022	By:	/s/ Philip Bosco
		Name:	Philip Bosco
		Title:	Chief Financial Officer and Treasurer